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                                                                  Exhibit (a.7)

                                 ISHARES, INC.

                            ARTICLES SUPPLEMENTARY

   iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the
"Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "SDAT") that:

   FIRST: Under a power contained in Article FIFTH of the charter (the "Charter") of the Corporation, and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolutions duly adopted at a meeting duly called and held, increased the aggregate number of shares of stock of the Corporation from 14,650,000,000 shares of Common Stock, par value $.001 per share ("Common Stock"), to 16,350,000,000 shares of Common Stock, and classified and designated such additional 1,700,000,000 authorized but unissued shares of Common Stock as follows:

   1. 500,000,000 of the additional authorized but unissued shares of Common Stock are classified and designated as additional shares of iShares MSCI Emerging Markets Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of such series of Common Stock as set forth in the Charter.

   2. 500,000,000 of the additional authorized but unissued shares of Common Stock are classified and designated as additional shares of iShares MSCI Pacific ex-Japan Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of such series of Common Stock as set forth in the Charter.

   3. 200,000,000 of the additional authorized but unissued shares of Common Stock are classified and designated as additional shares of iShares MSCI South Africa Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of such series of Common Stock as set forth in the Charter.

   4. 500,000,000 of the additional authorized but unissued shares of Common Stock are classified and designated as additional shares of iShares MSCI EMU Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of shares of such series of Common Stock as set forth in the Charter.

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   SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of number of authorized shares of Common Stock was 14,650,000,000, with an aggregate par value of $14,650,000, of which 30,975,000 were shares without further classification or designation and 14,619,025,000 were classified and designated as follows:

Series                                                         Number of Shares
------                                                         ----------------
iShares MSCI All Country Far East Ex Japan Index Fund             500,000,000
iShares MSCI Australia Index Fund                                 127,800,000
iShares MSCI Austria Investable Market Index Fund                 100,000,000
iShares MSCI Belgium Investable Market Index Fund                 136,200,000
iShares MSCI Brazil Index Fund                                    500,000,000
iShares MSCI BRIC Index Fund                                      500,000,000
iShares MSCI Canada Index Fund                                    340,200,000
iShares MSCI Chile Investable Market Index Fund                   200,000,000
iShares MSCI Emerging Markets Eastern Europe Index Fund           200,000,000
iShares MSCI Emerging Markets Index Fund                          500,000,000
iShares MSCI Emerging Markets Latin America Index Fund            500,000,000
iShares MSCI Emerging Markets Small Cap Index Fund                500,000,000
iShares MSCI EMU Index Fund                                       500,000,000
iShares MSCI Europe Index Fund                                    500,000,000
iShares MSCI France Index Fund                                    340,200,000
iShares MSCI Germany Index Fund                                   382,200,000
iShares MSCI Greece Index Fund                                    200,000,000
iShares MSCI Hong Kong Index Fund                                 250,000,000
iShares MSCI Indonesia Index Fund                                 200,000,000
iShares MSCI Israel Capped Investable Market Index Fund           500,000,000
iShares MSCI Italy Index Fund                                      63,600,000
iShares MSCI Japan Index Fund                                   2,124,600,000
iShares MSCI Japan Small Cap Index Fund                           500,000,000
iShares MSCI Malaysia Index Fund                                  300,000,000
iShares MSCI Mexico Investable Market Index Fund                  255,000,000
iShares MSCI Netherlands Investable Market Index Fund             255,000,000
iShares MSCI Pacific ex-Japan Index Fund                          500,000,000
iShares MSCI Portugal Index Fund                                  200,000,000
iShares MSCI Singapore Index Fund                                 300,000,000
iShares MSCI South Africa Index Fund                              200,000,000
iShares MSCI South Korea Index Fund                               200,000,000
iShares MSCI Spain Index Fund                                     127,800,000
iShares MSCI Sweden Index Fund                                     63,600,000
iShares MSCI Switzerland Index Fund                               318,625,000
iShares MSCI Taiwan Index Fund                                    400,000,000
iShares MSCI Thailand Investable Market Index Fund                200,000,000
iShares MSCI Turkey Investable Market Index Fund                  200,000,000
iShares MSCI United Kingdom Index Fund                            934,200,000
iShares MSCI USA Index Fund                                       500,000,000

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   THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 16,350,000,000, with an aggregate par value of $16,350,000, of which 30,975,000 are shares without further classification or designation and 16,319,025,000 are classified and designated as follows:

Series                                                         Number of Shares
------                                                         ----------------
iShares MSCI All Country Far East Ex Japan Index Fund             500,000,000
iShares MSCI Australia Index Fund                                 127,800,000
iShares MSCI Austria Investable Market Index Fund                 100,000,000
iShares MSCI Belgium Investable Market Index Fund                 136,200,000
iShares MSCI Brazil Index Fund                                    500,000,000
iShares MSCI BRIC Index Fund                                      500,000,000
iShares MSCI Canada Index Fund                                    340,200,000
iShares MSCI Chile Investable Market Index Fund                   200,000,000
iShares MSCI Emerging Markets Eastern Europe Index Fund           200,000,000
iShares MSCI Emerging Markets Index Fund                        1,000,000,000
iShares MSCI Emerging Markets Latin America Index Fund            500,000,000
iShares MSCI Emerging Markets Small Cap Index Fund                500,000,000
iShares MSCI EMU Index Fund                                     1,000,000,000
iShares MSCI Europe Index Fund                                    500,000,000
iShares MSCI France Index Fund                                    340,200,000
iShares MSCI Germany Index Fund                                   382,200,000
iShares MSCI Greece Index Fund                                    200,000,000
iShares MSCI Hong Kong Index Fund                                 250,000,000
iShares MSCI Indonesia Index Fund                                 200,000,000
iShares MSCI Israel Capped Investable Market Index Fund           500,000,000
iShares MSCI Italy Index Fund                                      63,600,000
iShares MSCI Japan Index Fund                                   2,124,600,000
iShares MSCI Japan Small Cap Index Fund                           500,000,000
iShares MSCI Malaysia Index Fund                                  300,000,000
iShares MSCI Mexico Investable Market Index Fund                  255,000,000
iShares MSCI Netherlands Investable Market Index Fund             255,000,000
iShares MSCI Pacific ex-Japan Index Fund                        1,000,000,000
iShares MSCI Portugal Index Fund                                  200,000,000
iShares MSCI Singapore Index Fund                                 300,000,000
iShares MSCI South Africa Index Fund                              400,000,000
iShares MSCI South Korea Index Fund                               200,000,000
iShares MSCI Spain Index Fund                                     127,800,000
iShares MSCI Sweden Index Fund                                     63,600,000
iShares MSCI Switzerland Index Fund                               318,625,000
iShares MSCI Taiwan Index Fund                                    400,000,000
iShares MSCI Thailand Investable Market Index Fund                200,000,000
iShares MSCI Turkey Investable Market Index Fund                  200,000,000
iShares MSCI United Kingdom Index Fund                            934,200,000
iShares MSCI USA Index Fund                                       500,000,000

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   FOURTH: The undersigned President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                           [SIGNATURE PAGE FOLLOWS]

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   IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary on this 19 day of June, 2008.

ATTEST:                                     ISHARES, INC.

/s/ Eilleen M. Clavere                      BY: /s/ Michael A. Latham     (SEAL)
------------------------------------------      --------------------------
Eilleen M. Clavere                              Michael A. Latham
Secretary                                       President

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